                                   EXHIBIT 11

                      GENZYME CORPORATION AND SUBSIDIARIES

                               EXHIBIT 11 - COMPUTATION OF WEIGHTED AVERAGE SHARES
                                    USED IN COMPUTING INCOME PER SHARE AMOUNTS
                                           (Unaudited, in thousands)

                                                                         POST-SPLIT BASIS
                                                         ------------------------------------------------
                                                                        THREE MONTHS ENDED
                                                         ------------------------------------------------
                                                             JUNE 30, 1996              JUNE 30, 1995
                                                         ----------------------     ---------------------
                                                           COMMON                     COMMON
                                                         AND COMMON    ASSUMING     AND COMMON   ASSUMING
                                                         EQUIVALENT      FULL       EQUIVALENT     FULL
                                                            SHARE      DILUTION       SHARE      DILUTION
                                                         ----------    --------     ----------   --------
APPLICABLE TO GENERAL DIVISION STOCK(A)
  Common stock outstanding, beginning of period.........   67,719       67,719       53,192       53,192

  Weighted average common stock issued during the period    1,016        1,016          124          253

  Weighted average common stock assuming
   exercise of options..................................    2,979        2,980        2,064        2,111

  Weighted average common stock assuming
   exercise of warrants.................................    2,194        2,220        1,257        1,308

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes................        0            0           (B)       3,783
                                                           ------       ------       ------       ------

  Weighted average number of shares outstanding.........   73,908       73,935       56,637       60,647
                                                           ======       ======       ======       ======



                                                                         SIX MONTHS ENDED
                                                         ------------------------------------------------
                                                             JUNE 30, 1996              JUNE 30, 1995
                                                         ----------------------     ---------------------
                                                           COMMON                     COMMON
                                                         AND COMMON    ASSUMING     AND COMMON   ASSUMING
                                                         EQUIVALENT      FULL       EQUIVALENT     FULL
                                                           SHARE       DILUTION       SHARE      DILUTION
                                                         ----------    --------     ----------   --------
APPLICABLE TO GENERAL DIVISION STOCK(A)
  Common stock outstanding, beginning of period.........   62,372       62,372       52,893       52,893

  Weighted average common stock issued during the period    4,248        4,248          253          515

  Weighted average common stock assuming
   exercise of options..................................    3,609        3,612        1,152        2,068

  Weighted average common stock assuming
   exercise of warrants.................................    2,652        2,729        1,911        1,212

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes................        0        1,339           (B)       3,783
                                                           ------       ------       ------       ------

  Weighted average number of shares outstanding.........   72,881       74,300       56,209       60,471
                                                           ======       ======       ======       ======

  (A)    Reflects for July 25, 1996 2-for-1 stock split.

  (B) These securities are "other potentially dilutive" securities which effect is included, to the extent such effect is dilutive, in the determination of weighted average shares assuming full dilution.

                      GENZYME CORPORATION AND SUBSIDIARIES

                               EXHIBIT 11 - COMPUTATION OF WEIGHTED AVERAGE SHARES
                               USED IN COMPUTING INCOME PER SHARE AMOUNTS (CONTINUED)
                                             (Unaudited, in thousands)

                                                                       THREE MONTHS ENDED
                                                          ------------------------------------------------
                                                              JUNE 30, 1996             JUNE 30, 1995
                                                          ------------------------------------------------
                                                            COMMON                    COMMON
                                                          AND COMMON   ASSUMING     AND COMMON    ASSUMING
                                                          EQUIVALENT     FULL       EQUIVALENT      FULL
                                                            SHARE      DILUTION       SHARE       DILUTION
                                                          ----------   --------     ----------    --------
  Common stock outstanding, beginning of period.........    12,569                    8,753

  Weighted average common stock issued during the period         7                       10

  Weighted average common stock assuming
   exercise of options..................................        (B)                      (B)

  Weighted average common stock assuming
   exercise of warrants.................................        (B)                      (B)

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes................        (A)                      (A)
                                                            ------                    -----

  Weighted average number of shares outstanding.........    12,576                    8,763
                                                            ======                    =====

                                                                         SIX MONTHS ENDED
                                                          ------------------------------------------------
                                                               JUNE 30, 1996           JUNE 30, 1995
                                                          ------------------------------------------------
                                                            COMMON                    COMMON
                                                          AND COMMON   ASSUMING     AND COMMON    ASSUMING
                                                          EQUIVALENT      FULL      EQUIVALENT      FULL
                                                            SHARE      DILUTION       SHARE       DILUTION
                                                          ----------   --------     ----------    --------
  Common stock outstanding, beginning of period.........    12,113                    8,675

  Weighted average common stock issued during the period       298                       46

  Weighted average common stock assuming
   exercise of options..................................        (B)                      (B)

  Weighted average common stock assuming
   exercise of warrants.................................        (B)                      (B)

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes................        (A)                      (A)
                                                            ------                    -----

  Weighted average number of shares outstanding.........    12,411                    8,721
                                                            ======                    =====


  (A) These securities are "other potentially dilutive" securities which effect is included, to the extent such effect is dilutive, in the determination of weighted average shares assuming full dilution.

  (B)    The effect of assumed conversion is antidilutive.

